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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
MICROVISON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROVISION, INC.

NOTICE OF 2001 ANNUAL MEETING
June 6, 2001

Dear Microvision Shareholder:

    The Annual Meeting of Shareholders of Microvision, Inc. (the "Company"), will be held in the Crystal Room at the Washington Athletic Club (the "WAC"), 1325 Sixth Avenue, Seattle, Washington on June 6, 2001, at 9:00 a.m. for the following purposes:

  1.
  To elect eleven directors to serve for the ensuing one year and until their respective successors are duly elected; and

  2.
  To conduct any other business that may properly come before the meeting.

Parking is available at the WAC Parking Garage, located one block north of the WAC, at 1409 Sixth Avenue.

    If you were a shareholder of record on April 30, 2001, you will be entitled to vote on the above matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 19910 North Creek Parkway, Bothell, Washington, during ordinary business hours, from May 3, 2001, to the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

    At the meeting, you will have an opportunity to ask questions about the Company and its operations. Whether or not you expect to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please complete, sign, date, and promptly return the enclosed proxy card in the self-addressed envelope that we have included for your convenience. No postage is necessary if your proxy card is mailed in the United States. Alternatively, you may wish to submit your proxy by telephone or via the Internet as indicated on the proxy card. Submitting your proxy before the meeting will ensure the presence of a quorum at the meeting and will save the Company the expense of additional proxy solicitations. Sending in your proxy card, or voting by telephone or via the Internet, will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

    Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

    We look forward to seeing you. Thank you for your ongoing support of and interest in Microvision, Inc.

                      Sincerely,

                      Richard F. Rutkowski
                       President and Chief Executive Officer

May 3, 2001
Bothell, Washington

MICROVISION, INC.
19910 North Creek Parkway
Bothell, Washington 98011

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
June 6, 2001

TABLE OF CONTENTS

Information about the annual meeting and voting	1
Information about Microvision common stock ownership	2
Information about directors and executive officers	4
The Board of Directors	4
The Committees of the Board	4
How we compensate directors	5
The executive officers	5
How we compensate executive officers	6
Compensation Committee Report on Executive Compensation for 2000	8
Audit Committee Report	10
Stock performance graph	11
Compensation Committee Interlocks and Insider Participation	11
Certain relationships and related transactions	12
Discussion of proposals recommended by the Board	12
Election of directors	12
Other business	16
Independent Auditors	16
Information about shareholder proposals	16
Shareholder proposals	16
Director candidates	16
Additional information	17
Annual Report	17
Incorporation by reference	17
Voting by telephone or the Internet	17

IMPORTANT

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of the Company (the "Board" or the "Board of Directors") is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held in the Crystal Room at the Washington Athletic Club (the "WAC"), 1325 Sixth Avenue, Seattle, Washington on June 6, 2001, at 9:00 a.m.

  This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card or vote your shares by telephone or over the Internet in accordance with the instructions contained on the Proxy Statement.

  On April 30, 2001, our "record date" for determining shareholders entitled to vote at the Annual Meeting, there were 11,960,834 shares of common stock of the Company ("Common Stock") outstanding. If you owned shares of our Common Stock at the close of business on the record date, you are entitled to vote the shares you owned as of that date. We mailed this Proxy Statement to all shareholders entitled to vote their shares at the Annual Meeting on or about May 3, 2001.

Q:
How many votes do I have?

A:
You have one vote for each share of Common Stock that you owned on the record date. The proxy card will indicate the number of shares.

Q:
How do I vote by proxy?

A:
If you properly cast your vote by either executing and returning the enclosed proxy card or by voting your proxy by telephone or via the Internet, and your vote is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

  •
  "FOR" electing all eleven nominees for Director.

  If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q:
May my broker vote for me?

A:
Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on routine matters even if it does not receive instructions from you.

Q:
What are abstentions and broker non-votes?

A:
An abstention represents the action by a shareholder to refrain from voting "for" or "against" a proposal. "Broker non-votes" represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:
May I revoke my proxy?

A:
Yes. You may change your mind after you send in your proxy card by following these procedures. To revoke your proxy:

1.
Send in another signed proxy with a later date;

  2.
  Send a letter revoking your proxy to Microvision's Secretary at the Company's offices in Bothell, Washington;

  3.
  Vote again by telephone or Internet; or

  4.
  Attend the Annual Meeting and vote in person.

  Attending the Annual Meeting will not automatically revoke your proxy or your telephone or Internet vote.

Q:
How do I vote in person?

A:
If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee. The account statement or letter must show that you were the direct or indirect (beneficial) owner of the shares on April 30, 2001, the record date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q:
What is the quorum requirement for the meeting?

A:
The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:
What vote is required to approve each proposal?

A:
The eleven nominees for Director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

Q:
Is voting confidential?

A:
We keep all the proxies, ballots and voting tabulations private as a matter of practice. We only let our Inspector of Election examine these documents. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:
What are the costs of soliciting these proxies?

A:
The Company will pay all the costs of soliciting these proxies. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:
Who should I call if I have any questions?

A:
If you have any questions about the Annual Meeting, voting or your ownership of Microvision Common Stock, please call Richard A. Raisig, our Secretary, at (425) 415-6847.

INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP

Q:
How much stock is owned by 5% shareholders, directors and executive officers?

A:
The following table shows as of March 31, 2001, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by all persons we know to beneficially own at least 5% of the Company's Common Stock, the Company's directors, the executive officers named in the

  Summary Compensation Table on page 7 of this Proxy Statement (the "Named Executive Officers") and all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Common Stock(2)
Margaret Elardi(3) 3411 Las Vegas Blvd. South Las Vegas, NV 89109	666,800	5.6%
Richard F. Rutkowski(4) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	590,692	4.8%
Stephen R. Willey(5) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	430,260	3.5%
Richard A. Raisig(6) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	238,550	2.0%
Walter Lack(3) c/o Engstrom, Lipscomb & Lack 10100 Santa Monica Blvd., 16th Floor Los Angeles, CA 90067	187,837	1.6%
Jacqueline Brandwynne(7) c/o Brandwynne Corporation 649 Stone Canyon Road Los Angeles, CA 90077	78,858	*
Robert Ratliffe(3) c/o Eagle River 2300 Carillon Point Kirkland, WA 98033-7353	17,850	*
Richard Cowell(3) 7840 Virginia Oak Drive Gainesville, VA 20155	10,400	*
Jacob Brouwer(3) c/o Brouwer Claims 1200 West Pender Street, Suite 306 Vancouver, BC, Canada V6E2S9	10,200	*
William Owens(3) c/o Teledesic 1445 120th Avenue NE Bellevue, WA 98005	10,200	*
Dennis Reimer(3) P.O. Box 889 Oklahoma City, OK 71301	5,500	*
All executive officers and directors as a group (11 persons)	2,247,147	17.5%

*
Less than 1% of the outstanding shares of Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common stock subject to options or warrants that are currently exercisable or convertible or may be exercised or converted within sixty days are deemed to be outstanding and to be beneficially owned by the person holding these options or warrants for the purpose of computing the number of shares beneficially owned and the percentage of ownership of the person holding these securities, but are not outstanding for the purpose of computing the percentage ownership of any other person or entity.

(2)
Percentage of Common stock is based on 11,937,591 shares of Common stock outstanding as of March 31, 2001.

(3)
Includes 5,000 shares issuable upon exercise of options.

(4)
Includes 377,851 shares issuable upon exercise of options.

(5)
Includes 257,625 shares issuable upon exercise of options.

(6)
Includes 192,717 shares issuable upon exercise of options.

(7)
Includes 46,358 shares issuable upon exercise of warrants.

Q:
Did directors, executive officers and greater-than-10% shareholders comply with the beneficial ownership reporting requirements under Section 16(2) of the Securities Exchange Act of 1934 in 2000?

A:
Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and greater-than-10% shareholders file reports with the SEC relating to their initial beneficial ownership of the Company's securities and any subsequent changes. They must also provide us with copies of the reports.

  Based on copies of reports furnished to us, we believe that all of these reporting persons complied with their filing requirements for 2000, except that Mr. Rutkowski, Mrs. Elardi, Mr. Lack and Mr. Wilson each filed one late report (with five, one, one, and one transactions, respectively).

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

    The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President, other key executives and our principal advisers by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in capacity of director.

    The Board of Directors met six times during 2000. Each director except for Mrs. Elardi attended at least 75% of the meetings of the Board and Board committees on which they serve. The Board also approved certain actions by unanimous written consent.

THE COMMITTEES OF THE BOARD

    The Board of Directors has a Compensation Committee, an Audit Committee and a Finance Committee. There is no standing nominating or other committee that recommends qualified candidates to the Board for election as directors. The entire Board performs these duties.

  The Compensation Committee

    The Compensation Committee makes decisions on behalf of, and recommendations to, the Board regarding salaries, incentives and other forms of compensation for directors, officers and other key employees, and administers policies relating to compensation and benefits. The Compensation Committee also serves as the Plan Administrator for our stock option and stock plans.

    Messrs. Lack, Owens, and Ratliffe currently serve as members of the Compensation Committee, with Mr. Lack serving as Chairman. The Compensation Committee met five times during 2000. The Compensation Committee Report on Executive Compensation for 2000 is set forth below beginning on page 8.

  The Audit Committee

    The Audit Committee reviews our accounting practices, internal accounting controls, and interim and annual financial results, and oversees the engagement of the Company's independent auditor. The Company's Audit Committee Charter is attached to the Proxy Statement as Appendix A.

    Messrs. Cowell, Lack and Reimer and Mrs. Elardi currently serve on the Audit Committee, with Mr. Cowell serving as Chairman. The Audit Committee met five times during 2000. The Audit Committee's Report is set forth below beginning on page 10.

  The Finance Committee

    The Finance Committee makes recommendations to the Board on matters related to financing and our capitalization. Messrs. Rutkowski, Lack, Brouwer and Raisig are the current members of the Finance Committee, with Mr. Rutkowski serving as Chairman. The Finance Committee did not meet during fiscal year 2000.

HOW WE COMPENSATE DIRECTORS

    Pursuant to the 1996 Independent Director Stock Plan (the "Director Stock Plan"), each non-employee director ("Independent Director") receives an annual award of Common Stock ("Annual Award") each time he or she is elected to the Board (or, if directors are elected to serve terms longer than one year, as of the date of each annual shareholders' meeting during that term). The number of shares awarded in the Annual Award is equivalent to the result of $20,000 divided by the fair market value of a share on the date of the award, rounded to the nearest 100 shares (pro rated as appropriate if the Independent Director is elected or appointed to the Board at any time other than at the annual meeting of shareholders). Shares issued pursuant to an Annual Award vest in full on the earlier of one year from the date of grant or on the day prior to the date of the Company's annual meeting of shareholders next following the date of grant, provided that the Independent Director has attended at least 75% of the regularly scheduled meetings of the Board between the date of grant and the vesting date. For vesting purposes under the Director Stock Plan, execution of a consent in lieu of a special meeting of the Board of Directors constitutes attendance at a regularly scheduled Board meeting. If any shares awarded under the Director Stock Plan are forfeited, such shares will again be available for issuance under the Director Stock Plan. Unless earlier suspended or terminated by the Board, the Director Stock Plan will continue in effect until the earlier of: (i) ten years from the date on which it is adopted by the Board and (ii) the date on which all shares available for issuance under the Director Stock Plan have been issued.

    Pursuant to the Independent Director Stock Option Plan (the "Director Stock Option Plan"), each Independent Director is granted a nonstatutory option to purchase 5,000 shares of Common Stock on the date on which he or she is elected, re-elected or appointed to the Board of Directors. Options granted pursuant to the Director Stock Option Plan vest in full on the earlier of one year from date of grant or on the day prior to the date of the Company's annual meeting of shareholders next following the date of grant, provided the Independent Director remains in service through that date. The exercise price is equal to the average closing price of the Company's Common Stock as reported on the Nasdaq National Market during the ten trading days prior to the date of grant.

    Independent Directors also receive a fee of $1,000 per committee meeting attended, excluding committee meetings held in conjunction with meetings of the Board of Directors. All directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

THE EXECUTIVE OFFICERS

    Executive officers are elected by our Board of Directors and hold office until their successors are elected and duly qualified.

HOW WE COMPENSATE EXECUTIVE OFFICERS

    The following table sets forth the compensation we paid to our Chief Executive Officer and all other executive officers of the Company receiving compensation in excess of $100,000 for the fiscal years ended December 31, 2000, 1999 and 1998, respectively (the "Named Executive Officers"):

Summary Compensation Table

	Annual Compensation				Long-term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus(1)($)	All Other Compensation(2)($)	Securities Underlying Options#(#)
Richard F. Rutkowski Chief Executive Officer and President	2000 1999 1998	225,000 200,000 175,000	200,000 90,000 105,000	37,925 102,304 —	300,000 — —
Stephen R. Willey Executive Vice President	2000 1999 1998	185,000 170,000 150,000	127,000 70,000 88,000	14,705 87,856 —	72,000 — 238,000
Richard A. Raisig Chief Financial Officer, and Vice President, Operations	2000 1999 1998	170,000 150,000 130,000	105,000 60,000 64,000	378,587 74,195 —	204,000 — —

(1)
Bonus amounts for 1998 include amounts paid in 1999 for services performed in 1998.

(2)
All Other Compensation amounts for 2000 include unrealized gains resulting from the exercise of nonqualified stock options reported as income of $23,900 and $362,930 for Messrs. Rutkowski, and Raisig, respectively. The amounts also include forgiveness of $14,000, $14,700 and $15,100 of interest for Messrs. Rutkowski, Willey and Raisig, respectively, under the Company's Executive Option Exercise Note Plan and Executive Loan Plan. For descriptions of the two plans, see the section of this Proxy Statement entitled "Certain Relationships and Related Transactions" beginning on page 11.

  All Other Compensation amounts for 1999 include special bonuses of $100,000, $80,000 and $70,000 awarded to Messrs. Rutkowski, Willey and Raisig, respectively, in connection with the redemption of the Company's publicly traded warrants. The amounts also include forgiveness of $2,304, $7,856 and $4,915 of interest for Messrs. Rutkowski, Willey and Raisig, respectively, under the Company's Executive Option Exercise Note Plan. For a description of the Executive Option Exercise Note Plan, see the section of this Proxy Statement entitled "Certain Relationships and Related Transactions" beginning on page 11.

Aggregated Option Values As of Year-end 2000

    The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 2000, by each of the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2000.

			Number of Securities Underlying Unexercised Options at December 31, 2000
					Value of Unexercised In-the-Money Options at December 31, 2000*
	Shares Acquired On Exercise
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
Richard F. Rutkowski	168,666	3,826,100	357,851	380,000	1,624,000	—
Stephen R. Willey	78,125	1,849,600	243,625	184,000	1,699,700	—
Richard A. Raisig	29,033	530,900	175,717	204,000	558,100	—

*
The value of unexercised in-the-money options is based on the difference between $18.50 (the fair market value of the Company's Common Stock on December 31, 2000, as reflected by the closing price of the Common Stock on the Nasdaq National Market as of that date) and the exercise price of such options multiplied by the number of shares issuable upon exercise thereof.

    In 1997, Mr. Rutkowski received options to purchase up to an aggregate of 340,000 shares of Common Stock for service to the Company through December 31, 2001, and Mr. Raisig received options to purchase up to an aggregate of 136,000 shares of Common Stock for service to the Company through December 31, 2000. In 1998, Mr. Willey received options to purchase up to an aggregate of 238,000 shares of Common Stock for service to the Company through December 31, 2002.

    In connection with the extension of their employment agreements, in April 2000, Mr. Rutkowski was granted options to purchase up to 300,000 shares of common stock for services to the Company during the period January 1, 2002, through December 31, 2004; Mr. Willey was granted options to purchase up to 72,000 shares of common stock for services to the Company during the period January 1, 2003, through December 31, 2003; and Mr. Raisig was granted options to purchase up to 204,000 shares of common stock for services to the Company during the period January 1, 2001, through December 31, 2003.

    All of these options have ten-year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control. Upon a Named Executive Officer's termination without cause, options granted thereto will continue to vest and become exercisable until fully vested.

Employment Agreements

    Effective October 1, 1997, the Company entered into an employment agreement with Mr. Rutkowski. Under the employment agreement, Mr. Rutkowski receives a base salary and an annual cash performance bonus in an amount determined by the Board of Directors, which has delegated its authority to establish Mr. Rutkowski's salary and bonus to the Compensation Committee. Mr. Rutkowski also is entitled to all benefits offered generally to the Company's employees. In January 2000, the Compensation Committee adjusted Mr. Rutkowski's base salary to $225,000, and in April 2000 extended the term of his employment agreement to December 31, 2004. Upon termination without cause, Mr. Rutkowski will be entitled to a severance payment equal to the greater of his current base salary from the date of termination to December 31, 2004, or his current base salary for one year.

    Effective October 1, 1998, the Company entered into an employment agreement with Mr. Willey. Under the employment agreement, Mr. Willey receives a base salary and an annual cash performance bonus in an amount determined by the Board of Directors, which has delegated its authority to establish Mr. Willey's salary and bonus to the Compensation Committee. Mr. Willey also is entitled to all benefits offered generally to the Company's employees. In January 2000, the Compensation Committee adjusted

Mr. Willey's base salary to $185,000, and in April 2000 extended the term of his employment agreement to December 31, 2003. Upon termination without cause, Mr. Willey will be entitled to a severance payment equal to the greater of his current base salary from the date of termination to December 31, 2003, or his current base salary for one year.

    Effective October 1, 1997, the Company entered into an employment agreement with Mr. Raisig. Under the employment agreement, Mr. Raisig receives a base salary and an annual cash performance bonus in an amount determined by the Board of Directors, which has delegated its authority to establish Mr. Raisig's salary and bonus to the Compensation Committee. Mr. Raisig also is entitled to all benefits offered generally to the Company's employees. In January 2000, the Compensation Committee adjusted Mr. Raisig's base salary to $170,000, and in April 2000 extended the term of his employment agreement to December 31, 2003. Upon termination without cause, Mr. Raisig will be entitled to a severance payment equal to the greater of his current base salary from the date of termination to December 31, 2003, or his current base salary for one year.

Executive Loan Plans

    The Company has adopted two loan plans under which Messrs. Rutkowski, Willey and Raisig may borrow funds from the Company. Under the Executive Option Exercise Note Plan (the "Option Exercise Plan"), each executive may borrow funds from the Company, against full recourse promissory notes, to exercise options to purchase the Company's Common Stock. Under the Executive Loan Plan (the "Loan Plan"), adopted in July 2000, each executive may borrow funds from the Company on an unsecured line of credit. The combined borrowings under both plans may not exceed three times the executive's base salary. At the end of each year, the Company will forgive the interest that accrues under the loans if the executive remains employed by the Company. In 2000, the Company forgave $14,000, $14,700 and $15,100 in interest for Messrs. Rutkowski, Willey and Raisig, respectively. For additional details regarding loan balances and terms, see the section of this Proxy Statement entitled "Certain Relationships and Related Transactions" beginning on page 11.

Certain Tax Considerations Related to Executive Compensation

    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, in the event that compensation paid by the Company to a "covered employee" (the chief executive officer and the next four highest paid employees) in a year were to exceed an aggregate of $1,000,000, the Company's deduction for such compensation could be limited to $1,000,000.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION FOR 2000

Executive Compensation Philosophy

    The Compensation Committee makes decisions on behalf of, and recommendations to, the Board regarding salaries, incentives and other forms of compensation for directors, officers and other key employees, and administers policies relating to compensation and benefits. The Compensation Committee also serves as the Plan Administrator for our stock option and stock plans.

    The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The Compensation Committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that incentivize and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

Executive Compensation Components

    Base Salary.  Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and of the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

    Incentive Bonus.  The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

    Stock Options.  The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

Compensation of Chief Executive Officer

    Based on the executive compensation policy and components described above, the Compensation Committee approved the salary and incentive bonus received by Richard F. Rutkowski, the President and Chief Executive Officer of the Company for services rendered in fiscal year 2000. Mr. Rutkowski received a base salary of $225,000 for 2000 and also earned a bonus of $200,000 for the year. The Compensation Committee also granted Mr. Rutkowski options to purchase up to an aggregate of 300,000 shares of Common Stock, which options vest and become exercisable between 2003 and 2005. Mr. Rutkowski earned the bonus based upon the Company achieving technical successes, progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology. The Company also forgave $14,000 in interest on $338,100 owed as of December 31, 2000 to the Company by Mr. Rutkowski under the Company's Option Exercise Plan and Loan Plan.

Compensation Committee

Walter J. Lack, Chairman
William A. Owens
Robert A. Ratliffe

AUDIT COMMITTEE REPORT

Role of the Audit Committee

    The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is attached as Appendix A to the Proxy Statement.

    The Audit Committee's primary role is to review the Company's accounting practices, internal accounting controls, and interim and annual financial results. The Audit Committee is also responsible for overseeing the engagement and independence of the Company's independent auditors.

Membership and Meetings

    The Audit Committee is composed of four non-employee directors, each of whom is an "independent director" under the rules of the Nasdaq National Market governing the qualifications of audit committees.

    The Audit Committee held five meetings during the fiscal year ended December 31, 2000.

Review of the Company's Audited Financial Statements

    The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants during the fiscal year ended December 31, 2000, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended). The Audit Committee also reviewed with the independent auditors their judgments as to the quality and the acceptability of the Company's accounting principles and such other matters as are required to be discussed with audit committees under generally accepted accounting standards.

    The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with the firm its independence. Based on the review and discussions noted above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Limitations on Use and Application of Audit Committee Report

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers LLP is in fact "independent."

    This report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference.

Audit Committee

Richard A. Cowell, Chairman
Margaret Elardi
Walter J. Lack
Dennis Reimer

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on an initial $100 investment in the Company's Common Stock since August 27, 1996, the date the Company's Common Stock began trading on the Nasdaq National Market, to two indices: the Nasdaq Stock Market Index and an index of peer companies selected by the Company ("Peer Index"). The companies in the Peer Index are as follows: Kopin Corporation, Planar Corporation, and Three-Five Systems, Inc. The past performance of the Company's Common Stock is not an indication of future performance. We cannot assure you that the price of the Company's Common Stock will appreciate at any particular rate or at all in future years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Rutkowski and Raisig, each of whom is an executive officer of the Company, served as members of the Compensation Committee during fiscal year 2000.

    Ms. Brandwynne, a director, served as a member of the Compensation Committee during fiscal year 2000.

    For information regarding relationships and transactions between Compensation Committee members and the Company, see the section below entitled "Certain Relationships and Related Transactions."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In March 2000, the Company redeemed the Series B-2 Convertible Preferred Stock, owned by Mrs. Elardi, a director of the Company, and issued 100,000 shares of Common Stock. In June 2000, Mrs. Elardi exercised an option to purchase 100,000 shares of Common stock at $19.20 per share which option was issued pursuant to an amendment to the Series B-3 Convertible Preferred Stock, originally issued to Mrs. Elardi in January 1999.

    In August 2000, the Company issued warrants to purchase an aggregate of 100,000 shares of common stock to Ms. Brandwynne, who subsequently became a director of the Company. The warrants were issued in connection with entering into a consulting agreement with the Company. The warrants grant the holder the right to purchase up to 100,000 shares of Common Stock at a price of $34.00 per share. The warrants vest over three years and are subject to remeasurement at each balance sheet date during the vesting period. The original value of the warrants was estimated at $2,738,000. Due to a decrease in the Company stock price, the value at December 31, 2000 was estimated at $1,869,950.

    The Company has adopted two executive loan plans under which Messrs. Rutkowski, Willey and Raisig, each of whom is an executive officer and a director of the Company, may borrow funds from the Company. These plans are described in the section of the Proxy Statement entitled "Executive Loan Plans" beginning on page 8. The following table lists certain information describing each executive's loans.

	Option Exercise Plan	Loan Plan	Total
Mr. Rutkowski— Balance outstanding as of April 30, 2001 Highest aggregate bal. during fiscal year 2000	$137,600 $223,900	$604,900 $119,900	$742,500 $338,200
Mr. Willey— Balance outstanding as of April 30, 2001 Highest aggregate bal. during fiscal year 2000	$185,000 $187,400	$370,000 $370,000	$555,000 $555,000
Mr. Raisig— Balance outstanding as of April 30, 2001 Highest aggregate bal. during fiscal year 2000	— $170,000	$645,000 $510,000	$645,000 $510,000
Other Information— Interest Rate Range, as of April 30, 2001	4.64%-6.21%	5.58%-6.22%	4.64%-6.22%

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

ELECTION OF DIRECTORS

    Our Board of Directors will consist of eleven members who will be elected at the Annual Meeting to serve until their successors are duly elected and qualified at the next annual meeting of shareholders, unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the nominees listed below.

    If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

    Set forth below are the name, position held and age of each of the nominees for director of the Company. The principal occupation and recent employment history of each of the nominees are described below, and the number of shares of Common Stock beneficially owned by each nominee as of March 31, 2001, is set forth beginning on page 3.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

Name	Age	Position
Richard F. Rutkowski(3)	45	Chief Executive Officer, President and Director
Stephen R. Willey	46	Executive Vice President and Director
Richard A. Raisig(3)	53	Chief Financial Officer, Vice President, Operations and Director
Jacqueline Brandwynne	54	Director
Jacob Brouwer(3)	73	Director
Richard A. Cowell(2)	52	Director
Margaret Elardi(2)	76	Director
Walter J. Lack(1)(2)(3)	52	Director
William A. Owens(1)	59	Director
Robert A. Ratliffe(1)	39	Director
Dennis Reimer(2)	60	Director

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Finance Committee

Richard F. Rutkowski

    Mr. Rutkowski has served as Chief Executive Officer of the Company since September 1995, as President since July 1996, and as a director since August 1995. From November 1992 to May 1994, Mr. Rutkowski served as Executive Vice President of Medialink Technologies Corporation (formerly Lone Wolf Corporation), a developer of high-speed digital networking technology for multimedia applications in audio-video computing, consumer electronics and telecommunications. From February 1990 to April 1995, Mr. Rutkowski was a principal of Rutkowski, Erickson, Scott, a consulting firm. Mr. Rutkowski also serves as a director of CMT Crimble Microtest.

Stephen R. Willey

    Mr. Willey has served as Executive Vice President of the Company since October 1995 and as a director since June 1995. Mr. Willey served as the Company's technical liaison to the University of Washington's HIT Lab. From January 1994 to April 1996, Mr. Willey served as an outside consultant to the Company through The Development Group, Inc. ("DGI"), a business and technology consulting firm founded by Mr. Willey in 1985. Mr. Willey served as Division Manager CREO Products, Inc., an electro-optics equipment manufacturer, from June 1989 to December 1992. Mr. Willey serves as a director of eDispatch.com, Wireless Data Inc. and eVenture Capital Corporation.

Richard A. Raisig

    Mr. Raisig has served as Chief Financial Officer and Vice President, Operations of the Company since August 1996, as Secretary since April 1998, and as a director of the Company since March 1996. From June 1995 to August 1996, Mr. Raisig was Chief Financial Officer of Videx Equipment Corporation, a manufacturer and rebuilder of wire processing equipment for the cabling industry. From July 1992 to May 1995, Mr. Raisig was Chief Financial Officer and Senior Vice President-Finance for Killion Extruders, Inc., a manufacturer of plastic extrusion equipment. From February 1990 to July 1992, Mr. Raisig was

Managing Director of Crimson Capital Company, an investment banking firm. Prior to 1990, Mr. Raisig was a Senior Vice President of Dean Witter Reynolds, Inc. Mr. Raisig is a Certified Public Accountant.

Jacqueline Brandwynne

    Ms. Brandwynne has served as a director of the Company since October 2000. Ms. Brandwynne is founder and CEO of Brandwynne Corporation, a venture capital business focusing on investments in communications, internet infrastructure and support, and fiber optics companies. Ms. Brandwynne founded Brandwynne Corporation in 1981. Ms. Brandwynne also owns and manages Very Private, a specialized consumer products and media company. Ms. Brandwynne is a business strategist with over twenty-five years of experience working with companies including Citicorp, where she was the Global Business Strategist, American Cyanamid, Bristol Myers/Clairol, Revlon, National Liberty Life, Seagram & Sons and Neutrogena. She has recently been appointed to the Board of the Fantastic Corporation and serves on several not-for-profit Boards, including the California Institute of the Arts, the Los Angeles Opera, and Amici Degli Uffici in Florence, Italy.

Jacob Brouwer

    Mr. Brouwer has served as a director of the Company since July 1996. Mr. Brouwer is the Chairman and Chief Executive Officer of Brouwer Claims Canada & Co. Ltd., an insurance adjusting company that he founded in 1956. Mr. Brouwer has served as a director for numerous companies, including the Canadian National Railway Company, Grand Trunk Railway (USA), First Interstate Bank of Washington and First Interstate Bank of Canada, The Insurance Corporation of British Columbia, Air BC, Golden Tulip Hotels Ltd., Prime Resources Group Inc. (Homestake), and Pioneer Life Assurance Company and former Chairman of the International Financial Centre of British Columbia and Northwestel Inc. Mr. Brouwer currently serves as a Director of Doman Industries Inc., a major Canadian Forest Company, The Family Insurance Company, Stox.com.Ltd., and Great Canadian Gaming Corporation and was recently appointed as a board member of the West Vancouver Police Commission for the Province of British Columbia. He also serves on the Board of Governors of several charitable organizations such as the YMCA, Vancouver Aquarium, the Vancouver Bach Choir and the PC Canada Fund.

Colonel Richard A. Cowell, USA, (Ret.)

    Colonel Cowell has served as a director of the Company since August 1996. Colonel Cowell is a Principle at Booz Allen & Hamilton where he is involved in advanced concepts development and technology transition, joint and service experimentation, and the interoperability and integration of command and control systems for Department of Defense and other agencies. Prior to joining Booz Allen in March of 1996, Colonel Cowell served in the United States Army for 25 years. Immediately prior to his retirement from the Army, Colonel Cowell served as Director of the Louisiana Maneuvers Task Force reporting directly to the Chief of Staff, Army. Colonel Cowell has authored and received awards for a number of documents relating to the potential future capabilities of various services and agencies.

Margaret Elardi

    Mrs. Elardi has served as a director of the Company since January 1999. A long-time entrepreneur and philanthropist, Mrs. Elardi is a prominent real estate developer with a distinguished career spanning more than 30 years in the Nevada real estate and destination entertainment industry. Mrs. Elardi has served as a director of Nevada State Bank and Community Bank of Nevada. Mrs. Elardi instituted a first-of-its-kind scholarship program at the University of Nevada Las Vegas, which guarantees a four-year tuition waiver for virtually every high school valedictorian in the state.

Walter J. Lack

    Mr. Lack has served as a director of the Company since August 1995. Mr. Lack is a partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. Mr. Lack also serves as a director of HCCH Insurance Holdings, Inc., a multinational insurance company listed on The New York Stock Exchange. He is a director of SUPERGEN, Inc., a pharmaceutical company listed on NASDAQ, dedicated to the development of products for the treatment of various cancers. Mr. Lack has been involved in a number of start-up companies, both as an investor and as a director.

Admiral William A. Owens, USN, (Ret.)

    Admiral Owens has served as a director of the Company since October 1998. Admiral Owens is the Vice Chairman and Co-Chief Executive Officer of Teledesic LLC, a satellite communications network company. Prior to joining Teledesic, Admiral Owens was President, Chief Operating Officer and Vice Chairman of the Board of Science Applications International Corporation ("SAIC"), a diversified high-technology research and engineering company. Prior to joining SAIC, Admiral Owens was Vice Chairman of the Joint Chiefs of Staff, the nation's second highest ranking military officer. From 1991 to 1993, Admiral Owens was deputy chief of Naval Operations for Resources, Warfare Requirements and Assessments, and from 1990 to 1991 served as commander of the U.S. Sixth Fleet. From 1988 to 1991, Admiral Owens served as senior military assistant to the Secretary of Defense. In 1988 Admiral Owens was the director of the Office of Program Appraisal for the Secretary of the Navy and in 1987 he served as commander of Submarine Group Six, the Navy's largest submarine group.

Robert A. Ratliffe

    Mr. Ratliffe has served as a director of the Company since July 1996. Since 1996, Mr. Ratliffe has been Vice President and principal of Eagle River, Inc., an investment company specializing in the telecommunications and technology sectors, and Vice President of Communications for Nextel Communications, Inc., a wireless telecommunications company. From 1986 to 1996, Mr. Ratliffe served as Senior Vice President, Communications, for AT&T Wireless Services, Inc., and its predecessor, McCaw Cellular Communications, Inc., where he also served as Vice President of External Affairs and as Vice President of Acquisitions and Development. Prior to joining McCaw Cellular Communications, Inc., Mr. Ratliffe was a Vice President with Seafirst Bank.

General Dennis J. Reimer, USA, (Ret.)

    General Reimer has served as a director of the Company since February 2000. General Reimer is the Director of the National Memorial Institute for the Prevention of Terrorism. General Reimer became the 33rd Chief of Staff, U.S. Army on June 20, 1995. Prior to that, he was the Commanding General of the United States Army, Forces Command, Fort McPherson, Georgia. During his military career he has commanded soldiers from company to Army level. General Reimer served in a variety of joint and combined assignments and has served two combat tours in Vietnam. He also served in Korea as the Chief of Staff, Combined Field Army and Assistant Chief of Staff for Operations and Training, Republic of Korea/United States Combined Forces Command. He served three other tours at the Pentagon as aide-de-camp to the Army Chief of Staff, General Creighton Abrams, as the Deputy Chief of Staff for Operations and Plans for the Army during Desert Storm, and as Army Vice Chief of Staff.

OTHER BUSINESS

    We know of no other matters to be voted on at the Annual Meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP billed the following fees to the Company in fiscal year 2000:

Audit Fees

    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's 10-Qs for the year ended December 31, 2000 were $112,173.

Financial Information Systems Design and Implementation Fees

    No fees were billed to the Company for professional services rendered by PricewaterhouseCoopers LLP relating to the design and implementation of the Company's financial information systems during the year ended December 31, 2000.

All Other Fees

    The aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP to the Company for the year ended December 31, 2000 was $32,588. These fees included fees billed for professional services rendered for the reviews of the Company's other SEC filings, for tax consulting services and for other consulting services in the amounts of $2,250, $26,045 and $4,293, respectively.

    The Company's Audit Committee has considered whether the provision of services under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the accountants' independence and has determined that it is consistent with such independence.

    The Board of Directors has selected PricewaterhouseCoopers LLP to serve as the Company's independent accountants for fiscal year 2001.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS

    In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2002 Annual Meeting, the written proposal must be received by the Company no later than January 3, 2001. Such proposals also must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. The proposal also must contain the information required in our Bylaws for shareholder proposals.

    If a shareholder proposal is not included in our proxy statement for the 2002 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by the Company not less than 60 nor more than 90 days prior to the meeting or, if less than 60 days' notice of the date of the meeting is given, by the 10th business day following the first public announcement of the meeting.

DIRECTOR CANDIDATES

    You may propose director candidates for consideration by our Board by writing to us.

    In addition, our Bylaws permit shareholders to nominate directors at a shareholder meeting. In order to nominate a director at a shareholder meeting, you must notify us not fewer than 60 nor more than 90 days in advance of the meeting or, if later, by the 10th business day following the first public announcement of the meeting. In addition, the proposal must contain the information required in our Bylaws for director nominations.

    If you wish to obtain a free copy of our Bylaws or make proposals or nominate candidates for the Board, please contact Richard A. Raisig, Secretary, Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011.

ADDITIONAL INFORMATION

ANNUAL REPORT

    The Company's Annual Report for the fiscal year ended December 31, 2000, was first mailed to the shareholders of the Company with this Proxy Statement on or about May 3, 2001. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

INCORPORATION BY REFERENCE

    To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Compensation Committee Report on Executive Compensation for 2000," "Audit Committee Report" and "Stock Performance Graph" will not be deemed incorporated, unless otherwise specifically provided in such filing.

    A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request to Richard A. Raisig, Secretary, Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011-3008, telephone (425) 415-6847 or may be accessed on the Internet through the Company's website at www.mvis.com.

VOTING BY TELEPHONE OR THE INTERNET

    Provision has been made for you to vote your shares of Common Stock by telephone or via the Internet. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

    Votes submitted by telephone or via the Internet must be received by 5:00 p.m., Seattle, Washington time, on June 5, 2001. Submitting your vote by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

    The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.

                      By Order of the Board of Directors,

                      Richard F. Rutkowski
                       President and Chief Executive Officer

May 3, 2001
Bothell, Washington

APPENDIX A

Microvision, Inc.
Audit Committee Charter

Mission Statement

    The Audit Committee (the "Committee") of Microvision, Inc. (the "Company") is appointed by the Board of Directors as a permanent committee to assist it in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the performance of the Company's internal finance and accounting personnel and its Independent Auditors.

    In particular, and without limiting the generality of the foregoing, the purpose of the Committee is to undertake the duties of an audit committee described in, and otherwise to assist the Company in complying with the requirements of, Rule 4350(d) of the Rules of the National Association of Securities Dealers, Inc. (the "NASD"), applicable rules of the Securities and Exchange Commission (the "Commission"), and any other similar rules of the NASD, the Commission or of any securities exchange or trading facility to which the Company may become subject.

    In carrying out its functions, the Committee shall serve as an independent and objective monitor of the performance of the Company's financial reporting processes and system of internal controls; review and assess the audit work of the Company's independent auditor and internal accounting and finance personnel; and facilitate open, ongoing communication among the Independent Auditors, internal financial and accounting personnel, senior management, and the Board of Directors concerning the Company's financial condition and results of operations and financial reporting practices.

Organization and Membership

    The Committee will be comprised of not less than three nor more than four members of the Board of Directors (the "Members"), each of whom shall be an independent director as defined in NASD Rule 4200(a)(14). A copy of NASD Rule 4200(a)(14) is attached as Exhibit A hereto.

    Each Member shall be appointed annually by the Board of Directors at its annual meeting and will serve at the pleasure of the Board of Directors until the next annual meeting of shareholders or until such Member's replacement has been appointed. The Board of Directors will select the chair of the Committee (the "Chair").

    Each Member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings

    The Committee shall meet at least four times annually in conjunction with each quarterly review and annual audit of the Company's financial statements, which meetings shall be prior to the quarterly and annual earnings releases. Committee meetings may be held at such other times as the Members or the Chair may deem necessary or appropriate.

    The Committee shall meet at least annually with the chief financial officer, the chief accounting officer and the Independent Auditors in separate executive sessions.

1

    The Committee shall meet at least annually with management to review the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures.

    The Committee shall meet at least annually with the senior management (including the chief accounting and chief financial officers) and the audit committee of the Company's principal subsidiaries (as designated by the Committee) regarding their respective systems of internal control, results of audits, and financial reporting processes.

    Committee meetings may be held in person or, at the option of the Chair, by conference telephone call. If any Member expects to participate in a Committee meeting by conference telephone call he or she shall so advise the Chair and, whenever reasonably possible, such Member shall be furnished with copies of financial statements, reports or other documents that will be discussed at the meeting so as to permit such Member to fully engage in the discussions as if such Member had attended the meeting in person.

Responsibilities of the Committee

    The functions set forth below shall be the common recurring activities of the Committee in carrying out its oversight responsibilities. In particular, and without limiting the generality of the foregoing, the Committee shall undertake the responsibilities and duties prescribed by the NASD, the Commission or other regulatory bodies having jurisdiction over the financial affairs of the Company. The functions set forth below shall be deemed to include such responsibilities and duties, as they may be promulgated from time to time, as if they were specifically listed below.

    The Committee's responsibility is oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the Independent Auditors or to assure compliance with laws and regulations and the Company's operating policies.

    The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any Members of, or consultants to, the Committee. The Committee shall make regular reports to the Board.

1.  Internal Controls

  (a)
  Determine whether management is setting the appropriate tone within the organization by communicating the importance of internal controls and ensuring that all employees understand and follow the Company's employee and operating policies;

  (b)
  Determine whether internal finance personnel and the Independent Auditors review the Company's computer systems and applications, the security thereof, and the contingency plans for processing financial information in the event of a systems disruption or breakdown;

  (c)
  Determine whether internal control recommendations made by the Independent Auditors have been implemented by management; and

  (d)
  Establish a procedure by which the Independent Auditors can notify the Committee about potential fraud, illegal acts, deficiencies in internal control, and other matters relating to the Company's internal financial and accounting processes.

2

2.  Financial Reporting

  (a)
  Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

  (b)
  Discuss the Company's significant risks and exposures and the plans to minimize such risks and exposures with management, the Company's internal finance personnel, and the Independent Auditors;

  (c)
  Review analyses prepared by management and the Independent Auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

  (d)
  Review the significant reports to management prepared by the internal finance department and management's responses thereto; and

  (e)
  Discuss with the Independent Auditors the requirements of Statement on Auditing Standards No. 90, regarding the auditors judgements about the quality, appropriateness and consistency of the Company's accounting principles as applied in its financial statements.

3.  Annual Financial Statements

  (a)
  Meet with the Independent Auditors prior to the audit to review the proposed audit scope.

  (b)
  Review the annual audited financial statements and Independent Auditors' report with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements;

  (c)
  Upon completion of the audit, discuss with the Independent Auditors:

  i.
  any significant changes made to the planned scope of the audit;

  ii.
  any material difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of activities or access to required information;

  iii.
  the internal finance department responsibilities, budget and staffing;

  iv.
  the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  v.
  the management letter provided by the Independent Auditors and the Company's response to that letter.

  (d)
  Review any complex and/or unusual transactions and discretionary decision-making areas, such as those involving valuation of assets and liabilities, revenue recognition, warranty obligation, litigation reserves, equity transfers and other commitments and contingencies;

  (e)
  Review the Company's Annual Report on Form 10-K, with particular emphasis on Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to its filing with the Commission, and consider whether the information set forth therein is adequate and consistent with the Members' knowledge about the Company's financial condition and results of operations; and

  (f)
  Obtain from the Independent Auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

3

4.  Interim Financial Statements

  (a)
  Review management's processes in developing and summarizing quarterly financial information and the extent to which the Independent Auditors review such information;

  (b)
  Review with management and the Independent Auditors the financial information contained in the Company's Quarterly Reports on Form 10-Q prior to filing, the Company's earnings announcements prior to release, and the results of the Independent Auditors' review of Interim Financial Information pursuant to SAS 71; and

  (c)
  Discuss with management, the internal finance personnel and the Independent Auditors whether:

  i.
  actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

  ii.
  changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices;

  iii.
  generally accepted accounting principles were applied consistently during the period;

  iv.
  the Company changed or proposed to change any accounting or financial reporting practices;

  v.
  any significant or unusual events occurred or transactions were undertaken; and

  vi.
  the Company's financial and operating controls are functioning effectively.

5.  Internal Audit Function

    Evaluate in conjunction with management, whether the Company would benefit from an Internal Audit Function.

6.  Independent Auditors/External Audit

  (a)
  Select and evaluate the performance of the Independent Auditors, which firm shall be ultimately accountable to the Board of Directors and the Audit Committee as representatives of the shareholders;

  (b)
  Monitor fees paid to the independent auditor for auditing services in relation to the audit plan to ensure that the Company receives a comprehensive and complete audit. The Committee should also monitor fees and the nature of non-audit services provided by the Independent Auditor to satisfy itself that the independence of the Independent Auditor is protected;

  (c)
  Receive periodic written reports from Independent Auditors regarding their independence consistent with Independence Standards Board Standard No. 1, discuss such reports with the Independent Auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the independent auditors and

  (d)
  Recommend to the Board of Directors that the Independent Auditors be reappointed for the following fiscal year or replaced, as the case may be.

7.  Compliance with Laws and Regulations

  (a)
  Review the effectiveness of the Company's systems for monitoring compliance with applicable laws and regulations, including, without limitation, compliance with the Foreign Corrupt Practices Act and any procurement-related regulations promulgated by the United States government

4

    applicable to the Company, and the results of management's investigation and follow-up (including disciplinary action) with respect to any fraudulent acts or accounting irregularities;

  (b)
  Periodically obtain updates from management and counsel regarding compliance issues; review with counsel any legal matters that could have a significant impact on the Company's financial statements;

  (c)
  Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements;

  (d)
  Review the findings of any examinations by regulatory agencies, including any comment letters received from the Commission; and

  (e)
  Obtain reports from management, the Company's senior internal finance officer and the Independent Auditors that the Company's affiliates are operating in compliance with applicable legal and regulatory requirements.

8.  Other Responsibilities

  (a)
  Ensure that significant findings and recommendations made by the internal finance personnel and Independent Auditors are received and discussed on a timely basis;

  (b)
  Monitor non-audit services that the Independent Auditors provide to the Company and determine whether the provision of such services is compatible with maintaining the Independent Auditors' independence;

  (c)
  Review the policies and procedures in effect for monitoring officers' expenses and perquisites;

  (d)
  Review and update this Charter, subject to Board approval of any proposed changes hereto;

  (e)
  Perform other oversight functions as requested by the Board of Directors or as may become necessary or appropriate under applicable law or NASD rules; and

  (f)
  Conduct or authorize investigations into any matters within its scope of responsibilities.

9.  Reporting Responsibilities

  (a)
  Prepare and review the Audit Committee Report for inclusion in the proxy statement for the annual shareholders' meeting. The Audit Committee Report will state whether the Committee:

  i.
  has reviewed and discussed the audited consolidated financial statements with management and the Independent Auditors;

  ii.
  has discussed with the Independent Auditors the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced;

  iii.
  has received the written disclosures from the Independent Auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants their independence; and

  iv.
  has recommended to the Board of Directors, based on the above-referenced review and discussions, that the Company's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

  (b)
  Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

Effectiveness

    Adopted by the Board of Directors on April 20, 2000.

    Amended by the Board of Directors on April 26, 2001.

5

EXHIBIT A

NASD RULE 4200(A)(14)—DEFINITION OF INDEPENDENT DIRECTOR

    "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

    (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

    (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

    (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

    (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

    (E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

6

PROXY
MICROVISION, INC.
Annual Meeting June 6, 2001
PROXY SOLICITED BY BOARD OF DIRECTORS
The Annual Meeting of Shareholders of Microvision, Inc.
will be held on June 6, 2001 at 9:00 a.m., Pacific Daylight Time, at the
Washington Athletic Club, 1324 Sixth Avenue, Seattle, Washington

    The undersigned hereby appoints Richard F. Rutkowski and Richard A. Raisig, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Microvision, Inc. (the "Company") on June 6, 2001, and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following matters proposed by the Board of Directors.

(Continued and to be signed on the other side)

Please date, sign and mail your
proxy card back as soon as possible!
Annual Meeting of Shareholders
MICROVISION, INC.
June 6, 2001

ANNUAL MEETING OF SHAREHOLDERS of
MICROVISION, INC.
June 6, 2001

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

\*/ Please Detach and Mail in the Envelope Provided \*/

A/x/	Please mark your votes as in this example
		FOR the nominees	WITHHOLD AUTHORITY to vote for the nominees
1.	Election of Directors:	/ /	/ /	Nominees:	Richard F. Rutkowski Stephen R. Willey Richard A. Raisig Jacqueline Brandwynne Jacob B. Brouwer	2. Transaction of any business that properly comes before the meeting or any adjournments thereof and matters incident to the conduct of the meeting. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.
Shareholders may withhold authority to vote for any particular nominee by lining through or otherwise striking out the name of any nominee.					Richard A. Cowell Margaret Elardi Walter J. Lack William A. Owens Robert A. Ratliffe Dennis Reimer	The shares represented by this proxy will be voted as specified above, but if no specification is made. this proxy will be voted FOR the election of directors. The proxies may vote in their discretion as to other matters that may come before the meeting.
Signature or Signatures:	Date	, 2001

Note: Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

QuickLinks

TABLE OF CONTENTS
IMPORTANT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION FOR 2000
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
INDEPENDENT ACCOUNTANTS
INFORMATION ABOUT SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
APPENDIX A
NASD RULE 4200(A)(14)—DEFINITION OF INDEPENDENT DIRECTOR